UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2023
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NUVASIVE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
12101 Airport Way, Broomfield, Colorado 80021
(Address of principal executive offices) (Zip Code)
(800) 455-1476
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
On June 1, 2023, NuVasive, Inc. (the “Company”) repaid in full its 1.00% Convertible Senior Notes due 2023 (the “Convertible Notes”) at their scheduled maturity. The Company applied $452.3 million in cash to repay the outstanding principal of the Convertible Notes and accrued and unpaid interest thereon at maturity. The Company funded the repayment of the outstanding principal amount of the Convertible Notes and accrued interest thereon using proceeds from its previously disclosed borrowing under its senior credit facility and available cash on hand.
As previously disclosed, in 2020 the Company entered into certain call option transactions (the “Call Option Confirmations”) and warrant transactions (the “Warrant Confirmations”) pursuant to which the Company issued warrants (the “Warrants”), in each case with certain dealers, including affiliates of certain of the initial purchasers of the Convertible Notes and other financial institutions, in connection with the offering of the Convertible Notes. The Call Option Confirmations expired on the second scheduled trading day immediately preceding June 1, 2023. The Warrants remain outstanding and will expire on various dates from September 2023 through November 2023 and may be settled in cash or shares. The Warrants could have a dilutive effect on the Company’s earnings per share to the extent that the price of the Company’s common stock during a given measurement period exceeds the strike price of the Warrants, which is $104.8410 per share (subject to adjustments as set forth in the Warrant Confirmations).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: June 2, 2023	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer